[logo] M F S(R)
INVESTMENT MANAGEMENT

                     MFS(R) MUNICIPAL
                     LIMITED MATURITY FUND

                     SEMIANNUAL REPORT o OCTOBER 31, 2002

                               [Graphic Omitted]

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  3
Performance Summary .......................................................  7
Portfolio of Investments .................................................. 10
Financial Statements .....................................................  23
Notes to Financial Statements ............................................  29
Trustees and Officers ..................................................... 35

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

  o information we receive from you on applications or other forms

  o information about your transactions with us, our affiliates, or others, and

  o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
NOT FDIC INSURED                MAY LOSE VALUE                NO BANK GUARANTEE
NOT A DEPOSIT                      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
    Jeffrey L. Shames

Dear Shareholders,
As I write this in mid-November, the Dow Jones Industrial Average has just recorded its second-best October ever(1) -- a hopeful sign in what has been a bad year for investors in stocks and corporate bonds. Other types of bonds that have had a great run so far in 2002 have demonstrated the value of diversification. In our view, signals on the future direction of the economy and the market remain decidedly mixed.

A RELAY RACE
In mid-November, we could describe the state of the U.S. economy as a relay race against time involving two runners: the consumer, whose spending has fueled the beginning of a recovery, and corporate spending, which has yet to contribute much to the recovery. The hope is that corporate spending kicks in so that the consumer can pass the baton before running out of steam. But at this point, the near-term direction of consumer spending or corporate spending and profits is difficult to predict. The result is that the economy seems to us to be in a holding pattern as we wait for clear signs that things are improving.

REASONS FOR OPTIMISM
Optimists would point out that wages, according to the U.S. Labor Department, have been rising over the past year. This, in combination with historically low interest rates and inflation, may enable the consumer to keep spending. Perhaps the next good signal of consumer sentiment will be the level of retail sales over the holiday season -- which should become clear about the time this letter reaches your mailbox.

In the corporate arena, our research indicates that business spending overall has at least stopped falling and that corporate earnings and spending could trend upward in 2003. A hopeful sign is that business spending in the third quarter of 2002 eked out its first increase in two years, according to a preliminary report from the U.S. Commerce Department.

Pessimists, however, would counter that the outlook for corporate profits remains very murky, that corporations could resort to further layoffs if profits languish, and that the situation with Iraq adds to market uncertainty. They would also point out that consumer confidence dropped to a nine-year low in October, according to the Conference Board. (Optimists, however, would question the value of confidence readings that have dropped while consumer spending has remained strong.)

STAYING THE COURSE
With the economy in a holding pattern and markets extremely volatile, we think it's important to remember the familiar investment strategies that we believe apply in any market: Think long term. Be diversified. See crises as opportunities. That's how we'd describe our approach to this volatile environment -- which we think plays to our strength as research-based, bottom-up, long-term investors. We would also point out that history has shown that the market and the economy have been cyclical; downturns have usually been followed by upturns.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman
     MFS Investment Management(R)

     November 15, 2002

(1) Source: The Wall St. Journal, November 1, 2002. The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. It is not possible to invest directly in an index.

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended October 31, 2002, Class A shares of the fund provided a total return of 3.56%, Class B shares 3.17%, and Class C shares 3.12%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare with returns of 3.14% and 4.23%, respectively, over the same period for the fund's benchmarks, the Lehman Brothers Municipal Bond Three-Year Index and the Lehman Brothers Municipal Bond Five-Year Index. The Lehman Brothers Municipal Bond Three-Year Index is unmanaged and is composed of fixed-rate bonds issued within the last five years and rated "Baa" or better with maturities between two and four years. The Lehman Brothers Municipal Bond Five-Year Index is unmanaged and is composed of fixed-rate bonds issued within the last five years and rated "Baa" or better with maturities between four and six years. It is not possible to invest directly in an index. During the same period, the average short/intermediate-term municipal debt fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 2.97%.

Q.  HOW WOULD YOU DESCRIBE THE ECONOMIC AND MARKET ENVIRONMENT OVER THE PERIOD?

A. Over the six-month period, we feel we had a near-ideal environment for this type of fund. Early in 2002, interest rates rose on expectations that economic growth would accelerate. But as the period began, it became evident that the recovery was in fact sluggish. We saw little or no sign of inflation, largely because slow growth made it hard for companies to raise prices.

    As a result, expectations of a rate increase by the U.S. Federal Reserve Board vanished. As the period wore on, investors began to expect a rate cut. Interest rates overall declined steadily through the period. In our view, this created a great environment for short- and intermediate-term bonds.

Q.  WHAT FACTORS HELPED THE FUND'S PERFORMANCE OVER THE PERIOD?

A. Three factors aided performance: declining interest rates, positioning on the yield curve, and credit quality. Falling interest rates drove bond prices up, contributing to performance on an absolute basis. However, we strive to keep the fund's interest rate sensitivity, or "duration," neutral to our peer group; as a result, interest rates were not a factor in the portfolio's performance relative to its peers.

    Where we try to add value is in positioning on the yield curve and in selection of individual bonds, or credits. Over the period, we believe both of those factors helped performance relative to our Lipper peer group. Bonds in the five- to 10-year area of the curve outperformed bonds on the shorter end of the curve, and the fund's relative overweighting in the long area of the curve worked well.

    Credit quality was also a positive factor. Our analysts preferred higher-quality bonds during the period. The fund's consequent underweighting in lower-rated "BBB" issues worked to our advantage, as a weak economy and a volatile stock market soured investors on lower-quality debt.

Q.  WHAT HOLDINGS DETRACTED FROM THE FUND'S PERFORMANCE?

A. Our holdings in three areas -- utilities, housing, and tobacco -- underperformed the overall market. The utilities industry in general suffered contagion from the Enron debacle. Our holdings, however, were companies with their own plants and equipment that deliver power to a regular customer base under long-term contracts. The firms we held were not in the power marketing business, which was what brought Enron down, and we still believe they could be good holdings for the longer term.

    Owners of housing bonds were hurt by a large number of prepayments, as falling mortgage rates led homeowners to refinance at lower rates. When housing bonds we hold are prepaid, we may then attempt to reinvest the proceeds at lower prevailing interest rates. Additionally, in periods of declining rates, the prices of housing bonds have tended to rise less than bonds of similar ratings, due to the risk of prepayment.

    Tobacco bonds are issued by states and secured by the master settlement agreement reached between many states and the tobacco companies. The bonds give the states access now to money that tobacco firms have agreed to pay out in the future. Attempting to make up for rising budget deficits, states flooded the market with these bonds, which hurt bond prices.

    It should be noted, however, that the fund was underweighted over the period in utilities, housing, and tobacco bonds. Although these holdings hurt performance on an absolute basis, the underweightings actually helped performance relative to our peers.

Q.  WHAT DO YOU SEE IN THE PERIOD AHEAD?

A. We believe growth in the economy will be slow enough to keep inflation minimal. We also think the Fed's rate cut on November 6, just after the period ended, was the last cut we may see for some months. So we feel rates may be relatively stable for a while. In that environment, we expect to remain overweighted in the longer part of the yield curve to potentially benefit from the higher yields of longer-maturity bonds.

/s/ Michael L. Dawson                /s/ Geoffrey L. Schechter

    Michael L. Dawson                    Geoffrey L. Schechter
    Portfolio Manager                    Portfolio Manager

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

--------------------------------------------------------------------------------
PORTFOLIO MANAGERS' PROFILES
--------------------------------------------------------------------------------

MICHAEL L. DAWSON IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF ALL STATE MUNICIPAL BOND FUNDS. HE ALSO MANAGES OTHER NATIONAL MUNICIPAL BOND PORTFOLIOS FOR MFS. MICHAEL JOINED MFS IN 1998. HE WAS NAMED ASSISTANT VICE PRESIDENT AND PORTFOLIO MANAGER IN 1999 AND VICE PRESIDENT IN 2001. PRIOR TO JOINING MFS, MICHAEL WORKED IN INSTITUTIONAL SALES -- FIXED INCOME FOR FIDELITY CAPITAL MARKETS AND GOLDMAN SACHS. PRIOR TO THAT, HE WAS A RESEARCH ANALYST IN THE MUNICIPAL BOND GROUP AT FRANKLIN TEMPLETON. HE IS A GRADUATE OF SANTA CLARA UNIVERSITY AND RECEIVED AN M.B.A. DEGREE FROM BABSON COLLEGE IN 1999. HE IS A MEMBER OF THE BOSTON MUNICIPAL ANALYSTS FORUM AND THE NATIONAL FEDERATION OF MUNICIPAL ANALYSTS.

GEOFFREY L. SCHECHTER, CFA, CPA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)) AND A PORTFOLIO MANAGER OF OUR MUNICIPAL BOND FUNDS. HE ALSO MANAGES SEVERAL OTHER STATE MUNICIPAL BOND PORTFOLIOS FOR MFS. HE JOINED MFS AS INVESTMENT OFFICER IN 1993 AFTER WORKING AS A MUNICIPAL CREDIT ANALYST WITH A MAJOR INSURANCE COMPANY. HE WAS NAMED PORTFOLIO MANAGER IN 1993, ASSISTANT VICE PRESIDENT IN 1994, VICE PRESIDENT IN 1995, AND SENIOR VICE PRESIDENT IN 2001. GEOFF IS A GRADUATE OF THE UNIVERSITY OF TEXAS AND HAS AN M.B.A. DEGREE FROM BOSTON UNIVERSITY. HE HOLDS THE CHARTERED FINANCIAL ANALYST
(CFA) AND CERTIFIED PUBLIC ACCOUNTANT (CPA) DESIGNATIONS.

ALL PORTFOLIO MANAGERS AT MFS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, ISSUER-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

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FUND FACTS
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OBJECTIVE:             SEEKS AS HIGH A LEVEL OF CURRENT INCOME EXEMPT FROM
                       FEDERAL INCOME TAXES AS IS CONSISTENT WITH PROTECTION OF SHAREHOLDERS' CAPITAL.

COMMENCEMENT OF
INVESTMENT OPERATIONS: MARCH 17, 1992

CLASS INCEPTION:       CLASS A  MARCH 17, 1992
                       CLASS B  SEPTEMBER 7, 1993
                       CLASS C  JULY 1, 1994

SIZE:                  $192.3 MILLION NET ASSETS AS OF OCTOBER 31, 2002

PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2002

CLASS A
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +3.56%        +4.41%       +18.68%       +25.31%       +56.50%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --           +4.41%       + 5.87%       + 4.61%       + 4.58%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --           +1.80%       + 4.98%       + 4.09%       + 4.32%
------------------------------------------------------------------------------------------------------------

CLASS B
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +3.17%        +3.63%       +15.98%       +20.57%       +45.50%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --           +3.63%       + 5.06%       + 3.81%       + 3.82%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --           -0.37%       + 4.15%       + 3.47%       + 3.82%
------------------------------------------------------------------------------------------------------------

CLASS C
                                            6 Months        1 Year       3 Years       5 Years      10 Years
------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding
  Sales Charge                                +3.12%        +3.52%       +15.68%       +20.08%       +45.90%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding
  Sales Charge                                 --           +3.52%       + 4.98%       + 3.73%       + 3.85%
------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including
  Sales Charge                                 --           +2.52%       + 4.98%       + 3.73%       + 3.85%
------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 2.50% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months.

For periods prior to their inception, Class B and C share performance includes the performance of the fund's original share class (Class A). Class B and C performance has been adjusted to reflect the CDSC applicable to B and C. Performance for these classes has not been adjusted to reflect the differences in class-specific operating expenses (e.g., Rule 12b-1 fees). Because these expenses are higher for B and C than those of A, performance shown is higher for B and C than it would have been had these share classes been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

A small portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF OCTOBER 31, 2002

QUALITY RATINGS

          "AAA"                    67.9%
          "AA"                     14.5%
          "A"                       7.9%
          "BBB"                     4.2%
          Not Rated                 0.7%
          Other                     4.8%

Portfolio percentages have been adjusted to more accurately reflect exposure to the stated asset classes.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2002

Municipal Bonds - 92.4%
---------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
ISSUER                                                                     (000 OMITTED)            VALUE
---------------------------------------------------------------------------------------------------------
Airport and Port Revenue - 4.7%
  Chicago, IL (O'Hare International Airport), 5.7s, 2008                          $  450     $    460,953
  Chicago, IL (O'Hare International Airport) "A", AMBAC, 6s, 2005                  1,900        2,043,621
  Cleveland, OH, Airport Systems Rev., FSA, 5.5s, 2008                               250          273,815
  Dallas Fort Worth International Airport, Refunding & Improvement,
    "A", FGIC, 5.5s, 2003                                                            400          414,760
  Delaware River Port Authority Pennsylvania & New Jersey,
    Refunding Port District Project, "A", FSA, 5.25s, 2009                           550          611,831
  Denver, CO, City & County Airport Rev., MBIA, 6s, 2006                           1,000        1,109,760
  Massachusetts Port Authority Rev., "B", FSA, 4.35s, 2004                           500          517,370
  Massachusetts Port Authority Rev., 5.25s, 2007                                     375          407,351
  Massachusetts Port Authority Rev., 5.75s, 2010                                     175          196,144
  Minneapolis & St. Paul, MN, FGIC, 5.25s, 2009                                      500          539,380
  Omaha, NE, Airport Authority, FSA, 4s, 2006                                        500          519,675
  Port Seattle, WA, FGIC, 5.5s, 2007                                                 500          551,675
  Richland Lexington, SC, Columbia Metropolitan Airport, FSA,
    5s, 2009                                                                         200          217,380
  Wayne Charter County, MI, Airport Rev., Refunding Detroit
    Metropolitan, "D", FGIC, 5.25s, 2006                                           1,000        1,088,780
                                                                                             ------------
                                                                                             $  8,952,495
---------------------------------------------------------------------------------------------------------
Chemicals - 0.2%
  Brazos River, TX, Harbor Navigation District, Dow Chemical Co.
    Project, "B", 4.75s, 2033                                                     $  330     $    327,974
---------------------------------------------------------------------------------------------------------
General Obligation - General Purpose - 12.3%
  Allen County, IN (Jail Building Corp.), 5.75s, 2009                             $  235     $    268,433
  Berks County, PA, FGIC, 5.95s, 2002                                                500          500,590
  Broward County, FL, 5s, 2008                                                       500          545,795
  Central Falls, RI, Asset Guaranty, ASST GTY, 5.5s, 2005                            440          472,248
  Columbus, OH, 5.25s, 2011                                                          705          786,724
  Commonwealth of Massachusetts, 5.75s, 2005                                         500          541,065
  Commonwealth of Massachusetts, 6s, 2011                                            310          362,657
  Du Page County, IL, Refunding Jail Project, 5s, 2009                               870          950,153
  Hawkins County, TN, Refunding, AMBAC, 4.5s, 2008                                   425          454,729
  Henderson, NV, Parks and Recreation, FGIC, 6s, 2006                                340          380,542
  Huntsville, AL, Health Care Authority, "A", 4s, 2003                               500          505,305
  Indianapolis, IN, Public Improvement Bond Bank, "A",
    5.25s, 2006                                                                      275          298,914
  King County, WA, Sewer Rev., Refunding "B", 4.75s, 2009                          1,500        1,608,645
  Kingsport, TN, Refunding "A", FGIC, 4s, 2008                                     1,000        1,042,270
  Lansing, IL, Refunding "A", FSA, 4.25s, 2007                                       530          561,625
  Milwaukee County, WI, Refunding, "A", 4.75s, 2007                                1,000        1,087,050
  Nassau County, NY, Refunding Comb Sewer Districts, "G", MBIA,
    5.35s, 2009                                                                    1,000        1,111,520
  New York City, NY, 5.3s, 2003                                                      500          511,990
  New York City, NY, 5.25s, 2012                                                     265          282,055
  Oakland, CA, "A", FGIC, 5s, 2010                                                   820          896,563
  Ohio State Building Authority, Adult Correctional Facilities,
    5.75s, 2008                                                                      425          481,015
  Oklahoma Housing Development Authority Rev., Lease Purchase
    Program, "A", 5.1s, 2005                                                         200          211,510
  Pawtucket, RI, Refunding "A", AMBAC, 5s, 2009                                    1,000        1,096,700
  Phoenix, AZ, Civic Improvement, AMBAC, 5.5s, 2007                                  250          277,795
  Round Rock, TX, Independent School District, PSF, 6.5s, 2011                       500          598,015
  South Carolina Public Service Authority, Refunding, "D",
    5s, 2007                                                                         500          543,865
  State of Georgia, Refunding, "E", 5.5s, 2003                                       500          512,620
  State of Hawaii, Refunding, "C", 5.25s, 2008                                       500          553,005
  State of Illinois, 5s, 2005                                                        500          531,535
  State of Mississippi, 6.2s, 2008                                                   450          517,923
  State of Washington, "B", 5s, 2008                                                 500          544,300
  State of Washington, Refunding, "A", 4s, 2008                                    1,000        1,041,300
  State of Washington, Refunding, "R", 5.375s, 2007                                  750          837,720
  State of Wisconsin, 5.125s, 2011                                                   400          443,396
  Taylor, MI, Building Authority, AMBAC, 5.5s, 2010                                  500          563,450
  Waco, TX, Refunding, FGIC, 3s, 2008                                              1,000          992,480
  Weslaco, TX, Refunding, MBIA, 3.25s, 2007                                          795          806,384
                                                                                             ------------
                                                                                             $ 23,721,886
---------------------------------------------------------------------------------------------------------
General Obligations - Improvement - 3.9%
  Chicago, IL, Neighborhoods Alive, "A", MBIA, 5s, 2008                           $1,250     $  1,357,025
  Jefferson County, KY, FSA, 0s, 2004                                              1,000          965,920
  Kauai County, HI, FGIC, 6.25s, 2019(+++)                                           375          445,759
  Madison & St. Clair Counties, IL, School Building, FGIC,
    4.25s, 2005                                                                      500          522,370
  Montgomery County, MD, 5.375s, 2005                                                500          536,295
  New Orleans, LA, Certificates Indebtedness, FSA, 5.5s, 2010                        500          566,520
  North Slope Borough, AK, "A", FGIC, 0s, 2005                                       500          465,010
  Oak Ridge, TN, Refunding, AMBAC, 5s, 2012                                          300          325,986
  Puerto Rico Commonwealth, Refunding Public Improvement "A", MBIA,
    5.5s, 2015                                                                     1,000        1,142,240
  State of Mississippi, 5.5s, 2006                                                   250          279,818
  State of South Carolina, Capital Improvement "B", 5.75s, 2003                      350          360,748
  State of Tennessee "A", 5.25s, 2008                                                500          551,730
                                                                                             ------------
                                                                                             $  7,519,421
---------------------------------------------------------------------------------------------------------

General Obligations - Schools - 10.8%
  Bloomington, MN, Independent School District, 5.25s, 2011                       $  500         $551,845
  Byron Center, MI, Public Schools, Q-SBLF, 5s, 2011                                 600          657,918
  Clackamas County, OR, School District, 6s, 2011                                    315          366,584
  Cook County, IL, Community Consolidated School, Capital
    Appreciation, FSA, 0s, 2008                                                      500          403,665
  Cook County, IL, High School District, Capital Appreciation, "D",
    FSA, 0s, 2004                                                                    500          483,395
  Cook County, IL, School District, "A", MBIA, 3.25s, 2006                           500          512,115
  Deer Park, TX, Independent School District, PSF, 0s, 2009                        1,000          783,920
  Dodge, KS, Unified School District, Refunding, FGIC, 4s, 2006                      500          523,590
  Ferndale, MI, School District, Refunding, 5.5s, 2013                             1,115        1,247,785
  Garland, TX, Independent School District, PSF, 3.5s, 2003                          395          396,975
  Greenville County, SC, School District, 4.2s, 2003                                 500          504,180
  Hall County, GA, School District, 4.5s, 2007                                     1,540        1,660,921
  Kane McHenry Cook & De Kalb, Capital Appreciation, 0s, 2003                        750          734,400
  Kaufman, TX, Independent School District, Capital Appreciation
    Refunding, PSF, 0s, 2005                                                         500          471,005
  Lake County, IL, FGIC, 4.8s, 2004                                                  400          414,636
  Lake County, IL Community School District, Capital Appreciation
    "B", FGIC, 0s, 2005                                                              500          461,710
  Lancaster County, NE, School District, Refunding Lincoln Public
    School, 4s, 2008                                                                 500          522,015
  Manistee, MI, Public Schools, FGIC, 5.15s, 2010(+++)                               100          111,282
  Mauston, WI, Joint School District, FGIC, 5.55s, 2005                              500          539,760
  McHenry & Kane Counties, IL, FGIC, 0s, 2004                                        350          341,849
  McHenry County, IL, Community Hgh School, FGIC, 0s, 2003                           250          249,270
  Mesquite, TX, Independent School District, Capital Appreciation
    Refunding, PSF, 0s, 2004                                                         685          658,984
  Michigan City, IN, School Building, FSA, 5s, 2006                                  250          268,670
  Midlothian, TX, Independent School District, Refunding, "A", PSF,
    4.4s, 2007                                                                       700          743,372
  Mishawaka, IN (School Building Corp.), AMBAC, 4.5s, 2007                           320          340,586
  New Albany, FL, County School Building, First Mortgage, FGIC,
    5.5s, 2007                                                                       250          275,903
  North Lawrence, IN, FSA, 5s, 2008                                                  500          542,395
  Norwin, PA, School District, FGIC, 6s, 2020                                        250          291,340
  Oconto Falls, WI, Public School District, FSA, 5.25s, 2007                         500          548,895
  Portage, IN, High School West, First Mortgage, 2.15s, 2005                         255          254,403
  Portage, MI, Public Schools, MBIA, 5.625s, 2019                                    500          517,200
  Round Rock, TX, Independent School District, PSF, 5.375s, 2012                     570          643,245
  State of Ohio, Common Schools Capital Facilities, "A", 5.25s,
    2004                                                                             450          474,979
  State of South Carolina, 5.75s, 2007                                               500          559,965
  Unionville Chadds For Pennsylvania School, MBIA, 4s, 2004                          490          505,783
  Vidor, TX, Independent School District, PSF, 5.875s, 2007                          410          459,610
  Warren Township, IN, First Mortgage, 4.5s, 2005                                    500          525,150
  Wasterville, OH, City School District, 5.5s, 2012                                  300          339,210
  Western School Building Corp., IN, MBIA, 4s, 2003                                  420          421,814
  Will County, IL, School District, Capital Appreciation, FSA,
    0s, 2003                                                                         525          514,768
                                                                                             ------------
                                                                                             $ 20,825,092
---------------------------------------------------------------------------------------------------------
Health/Hospitals - 12.4%
  Baxter County, AR, Hospital Rev., 4.7s, 2005                                    $  320     $    329,872
  Blair County, PA, Hospital Authority Rev., Altoona Hospital
    Project, "A", AMBAC, 5.375s, 2006                                                460          504,896
  California Statewide Community Development, Kaiser Permanente,
    "D", 4.35s, 2036                                                                 600          616,578
  Colorado Health Facilities Authority Rev., Catholic Health
    Initiatives, "A", 5s, 2008                                                       500          529,615
  Colorado Health Facilities Authority Rev., Unrefunded Balance,
    6.625s, 2013                                                                     300          308,025
  DCH Health Care Authority, AL, Facilities Rev., 4s, 2008                           500          502,715
  Delaware County, PA, Hospital Rev. (Crozer-Chester Medical
    Center), 4.75s, 2005                                                             500          517,455
  Denver, CO, Health & Hospital Rev. 5.125s, 2006                                    200          212,826
  Erie County, OH, Hospital Facilities Rev. (Firelands Regional
    Medical Center) "A", 4s, 2004                                                    420          430,802
  Gainsville & Hall County (Georgia Hospital), 3.5s, 2005                            500          504,700
  Highlands County, FL, Health Facilities, Hospital Adventist
    Health, 3.35s, 2032                                                              500          502,935
  Huntsville, AL, Health Care Authority, "A", 4s, 2003                               300          302,691
  Huntsville, AL, Health Care Authority, "A", 5.25s, 2005                            300          314,910
  Illinois Educational Facilities Authority Rev., Sherman Health
    Systems, AMBAC, 5.5s, 2007                                                       440          489,328
  Illinois Health Facilities Authority Rev. (Childrens Memorial
    Hospital), AMBAC, 5.75s, 2011                                                    250          280,180
  Illinois Health Facilities Authority Rev., (Condell Medical
    Center), 4s, 2004                                                                825          843,678
  Illinois Health Facilities Authority Rev. (Decatur Memorial
    Hospital), 4s, 2004                                                              415          426,039
  Indiana Health Facility Financing Authority Rev. Ascension, "F",
    5.5s, 2008                                                                       500          548,955
  Indiana Health Facility Financing Authority Rev., Holy Cross
    Health Systems Corp., MBIA, 5.38s, 2008                                        1,000        1,112,970
  Indiana Health Facility Hospital Rev. (Methodist Hospital, Inc.),
    5s, 2005                                                                         500          530,735
  Indiana Health Facility Hospital Rev. (Sisters of St. Francis
    Health), MBIA, 5s, 2002                                                            5            5,000
  Iowa Finance Authority Health Care Facilities, FSA, 4s, 2003                       500          506,305
  Iowa Finance Authority Health Care Facilities (Genesis Medical
    Center), 6s, 2010                                                                210          234,719
  Kentucky Ecomomic Development Finance Authority (Norton
    Healthcare, Inc.), 6.125s, 2010                                                  150          159,819
  Marion County, FL, Hospital District Rev., Health Systems,
    4.75s, 2005                                                                      500          526,725
  Marshall County, AL, Health Care, "A", 4.5s, 2005                                  225          232,749
  Marshall County, AL, Health Care, "A", 4.5s, 2006                                  240          249,358
  Massachusetts Development Finance Agency, 5.75s, 2006                              260          283,941
  Massachusetts Health & Education, "E", 4.5s, 2005                                  385          395,110
  Massachusetts Health & Education (Baystate Medical Center), "F",
    5s, 2009                                                                         235          248,719
  Massachusetts Health & Education (Caritas Christi) "B", 4s, 2003                   200          201,908
  Massachusetts Health & Education, Healthcare Systems Covenant
    Health, 5s, 2007                                                                 260          271,292
  Massachusetts Health & Education Facilities Authority (Anna
    Jaques Hospital), "B", 6.875s, 2012                                              135          136,821
  Massachusetts Health & Education Facilities Authority (Jordan
    Hospital), 4.8s, 2006                                                            600          621,786
  Michigan Finance Authority Rev. (Kent Hospital), 5.25s, 2009                       750          802,043
  Michigan Hospital Finance Authority Rev., 5.25s, 2009                              400          425,328
  Michigan Hospital Finance Authority Rev., Hospital Crittenton,
    "A", 5.5s, 2013                                                                  310          330,872
  Michigan Hospital Finance Authority Rev. (Genesys Health System),
    5.5s, 2007                                                                       750          846,600
  Missouri Health & Educational Facilities Authority Rev. (Freeman
    Health Systems), 4.65s, 2003                                                     450          452,070
  Montgomery, AL, Special Care Facilities (Baptist Medical Center)
    "C", FSA, 5.15s, 2005                                                            250          268,858
  New Hampshire Health & Educational Facilities, 4.6s, 2007                          395          410,535
  Oklahoma State Development Finance Authority, Oklahoma Hospital
    Assn., AMBAC, 5.25s, 2004                                                        250          262,310
  Philadelphia, PA, Hospital & High Education (Childrens Hospital)
    "E", MBIA, 5s, 2032                                                              750          817,163
  Richland County, OH, Hospital Facilities, 5.4s, 2003                               200          205,416
  Sayre, PA, Health Care Facilities Authority (Guthrie Health),
    "A", 4s, 2002                                                                    500          500,465
  Scranton-Lackwna, PA, Health & Welfare, Refunding Hospital
    Community Medical Center Project, MBIA, 5.25s, 2006                              935        1,023,918
  South Dakota Health & Educational, Prairie Lakes Health Care
    Systems, 3.1s, 2005                                                              215          214,306
  Spartanburg County, SC, FSA, 6s, 2007                                              675          762,311
  Spartanburg County, SC, Health Service, Refunding, FSA,
    3.5s, 2004                                                                       660          674,969
  St. Cloud, MN (St. Cloud Hospital), FSA, 5.5s, 2006                                260          285,997
  State of Rhode Island, Health & Education Building, Hospital
    Financing Lifespan Obligation Group, 5.75s, 2010                                 250          262,960
  Steubenville, OH, 5.7s, 2010                                                       220          239,283
  Waco, TX, Health Facilities Development Corp. (Ascension Health),
    5.5s, 2009                                                                       250          274,075
  West Virginia Hospital Finance Authority, Charleston Area Medical
    Center, 6.5s, 2005                                                               100          109,171
  Wichita, KS, Hospital Rev., 3.75s, 2003                                            410          416,507
  Wisconsin Health & Educational Facilities, Refunding Wheaton
    Franciscan Services, 5s, 2007                                                    260          277,183
  Wisconsin Health & Higher Educational Facilities (Agnesian
    Healthcare, Inc.), 5s, 2006                                                       65           69,027
                                                                                             ------------
                                                                                             $ 23,815,524
---------------------------------------------------------------------------------------------------------
Industrial Revenue - Airlines
  Massachusetts Port Authority (US Airways), MBIA, 5s, 2006                       $   50     $     53,659
---------------------------------------------------------------------------------------------------------
Industrial Revenue - Other - 1.3%
  Cartersville Georgia Development Authority Waste (Anheuser
    Busch), 5.1s, 2012                                                            $  375     $    393,499
  Corpus Christi, TX, 5.35s, 2010                                                    610          619,980
  Erie County, PA Industrial Development Authority, Refunding
    (International Paper Co.) "A", 5.25s, 2010                                       250          259,600
  Pennsylvania Economic Development Financing (Amtrak) "A",
    6s, 2006                                                                         100          105,608
  Prince Georges County, MD, Industrial, 0s, 2014                                    320          320,000
  Utah County, UT, Environmental Improvement Rev., Variable
    Refunding (USX Corp.), 5.05s, 2017                                               300          305,331
  Valdez, AK, Marine Term Rev., "B", 3.1s, 2031                                      450          450,067
                                                                                             ------------
                                                                                             $  2,454,085
---------------------------------------------------------------------------------------------------------
Industrial Revenue - Paper - 0.4%
  De Soto Parish, LA, Pollution Control Rev.
    (International Paper Co.), 5.05s, 2002                                        $  350     $    350,469
  Shelby County, TN, Refunding FedEx Corp. Rev., 5.05s, 2012                         400          422,148
                                                                                             ------------
                                                                                             $    772,617
---------------------------------------------------------------------------------------------------------
Miscellaneous Revenue - Other - 0.5%
  District of Columbia Tax, Capital Appreciation Manadrin Oriental,
    FSA, 0s, 2005                                                                 $  600     $    554,670
  Illinois Development Finance Authority Rev., Local Government,
    FSA, 0s, 2010                                                                    500          374,665
                                                                                             ------------
                                                                                             $    929,335
---------------------------------------------------------------------------------------------------------
Multi-Family Housing Revenue - 1.8%
  Alaska Housing Finance Corp., MBIA, 4.55s, 2002                                 $  275     $    275,426
  District of Columbia Tax Increment, Galary Place Project,
    4s, 2006                                                                         370          387,283
  Massachusetts Housing Finance Agency, MBIA, 5.35s, 2010                            230          242,554
  Missouri Housing Development Commission, 4.35s, 2007                               235          243,319
  Panhandle, TX, Regional Housing Finance, 5.75s, 2003                               205          206,367
  Philadelphia, PA, Housing Authority, "A", FSA, 5s, 2008                            500          549,255
  South Dakota Housing Development Authority, 3.45s, 2003                            250          251,827
  South Dakota Housing Development Authority, 4.9s, 2008                             685          723,052
  Virginia Housing Development Authority, 4.4s, 2003                                 560          571,822
                                                                                             ------------
                                                                                             $  3,450,905
---------------------------------------------------------------------------------------------------------
Sales and Excise Tax Revenue - 0.4%
  Fayetteville, AR, Sales & Use, 3.2s, 2007                                       $  275     $    276,405
  Spokane, WA, Public Facilities District Hotel, Refunding,
    "A", MBIA, 5.75s, 2012                                                           425          486,846
                                                                                             ------------
                                                                                             $    763,251
---------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - Local - 0.1%
  Chicago, IL, GNMA, 5.4s, 2010                                                   $   65     $     68,686
  San Bernardino County, CA, Single Family Mortgage Rev., GNMA,
    7.375s, 2020                                                                     135          142,267
                                                                                             ------------
                                                                                             $    210,953
---------------------------------------------------------------------------------------------------------
Single Family Housing Revenue - State - 2.1%
  Colorado Housing Finance Authority, 7.25s, 2010                                 $  275         $294,976
  Colorado Housing Finance Authority, 6.7s, 2016                                     160          166,917
  Colorado Housing Finance Authority, Single Family Program
    Authority, 6.3s, 2012                                                            235          254,834
  Colorado Housing Finance Authority, 8.4s, 2021                                     120          131,534
  Minnesota Housing Finance Agency, Variable Residential Housing
    "C", 3s, 2021                                                                    500          501,010
  Ohio Housing Finance Agency, Single Family Mortgage Rev., GNMA,
    5.45s, 2006                                                                      440          465,098
  Oklahoma Housing Finance Agency, GNMA/FNMA, 7.6s, 2015                             335          370,208
  South Dakota Housing Development Authority, FNMA, 5.65s, 2011                      250          265,287
  South Dakota Housing Development Authority, Homeownership
    Mortgage "A", 4.15s, 2007                                                        300          303,924
  Wisconsin Housing & Economic Development, AMBAC,
    4.9s, 2005                                                                       160          168,114
  Wisconsin Housing & Economic Development, Housing Rev.,
    "A", MBIA, 3.2s, 2004                                                            500          511,150
  Wyoming Community Development Authority, Housing Rev.,
    5s, 2006                                                                         600          629,448
                                                                                             ------------
                                                                                             $  4,062,500
---------------------------------------------------------------------------------------------------------
Solid Waste Revenue - 1.1%
  Detroit, MI, Economic Development Corp., AMBAC, 3.8s, 2005                      $  375     $    388,162
  Michigan Strategic Fund, 4.2s, 2027                                                400          403,616
  Niagara County, NY, Industrial Development Agency (Solid Waste
    Disposal Rev.), 5.624s, 2024                                                     300          314,133
  Northeast Maryland Waste Disposal Authority Rev., 5.9s, 2005                       500          542,995
  Tacoma, WA, Solid Waste Utility Rev., AMBAC, 5s, 2010                              400          439,888
                                                                                             ------------
                                                                                             $  2,088,794
---------------------------------------------------------------------------------------------------------
State and Local Appropriation - 9.5%
  Alaska Certificates Participation, Alaska Psychiatric Institute,
    AMBAC, 4s, 2006                                                               $  500     $    526,295
  Arizona Certificates Participation, "A", MBIA, 5s, 2006                            500          543,085
  Arizona Transportation Board Highway Rev., 5s, 2006                                550          600,347
  Columbus, IN, Multi School Building, Refunding First Mortgage,
    FSA, 5s, 2010                                                                    725          788,735
  District of Columbia Certificates Participation, AMBAC,
    5.25s, 2008                                                                    1,500        1,612,395
  Escambia County, FL, School Board, MBIA, 3.5s, 2005                                500          515,330
  Florida Capital Projects Finance Authority Rev., 4.25s, 2005                       500          524,720
  Hamilton County, IN, Public Building Corp., Refunding First
    Mortgage, AMBAC, 3.5s, 2004                                                    1,010        1,037,361
  Hamilton Southeastern IN, Refunding First Mortgage, FSA,
    5s, 2010                                                                         605          658,186
  Indiana Bond Bank Rev., AMBAC, 5.3s, 2007                                          350          384,587
  Kentucky Property & Building Commerce, Project 74, 5.25s, 2005                     500          534,710
  Kentucky Property & Building Commerce, Refunding Project
    "A", FSA, 5.5s, 2011                                                             500          570,840
  Kosciusko County, IN, Justice, Building Corp., FSA, 3.5s, 2004                     600          613,698
  Macon County and Decatur, IL, FGIC, 6.5s, 2005                                     325          354,325
  New Jersey Building Authority, 5.5s, 2006                                        1,000        1,105,500
  New Jersey Economic Development Authority, MBIA, 5s, 2009                          500          551,660
  New Jersey Transit Corp., Federal Transit Administration Grants
    "B", AMBAC, 5.5s, 2007                                                           650          726,836
  New York Dormitory Authority Rev., School District Financing
    "A", MBIA, 5.25s, 2009                                                         1,000        1,117,600
  New York Urban Development Corp. Rev., AMBAC, 5.4s, 2006                         1,000        1,090,300
  Ohio Building Authority, Adult Correctional Building "A", FSA,
    5s, 2009                                                                       1,290        1,417,955
  Ohio Building Authority, State Facilities Administration
    Building, 5.375s, 2013                                                         1,000        1,100,020
  Salt Lake City, UT, Redevelopment Agency, Refunding Junior Lein
    "A", FSA, 3.75s, 2004                                                            500          513,800
  State of Oregon, AMBAC, 5.5s, 2008                                                 500          561,125
  State of Utah, Building Ownership Authority Lease Rev., FSA,
    0s, 2005                                                                         685          643,626
  Suffolk County, NY, Judicial Facilities (John P. Cohalan
    Complex), AMBAC, 5.75s, 2011                                                     160          181,699
                                                                                             ------------
                                                                                             $ 18,274,735
---------------------------------------------------------------------------------------------------------

Student Loan Revenue - 0.4%
  Alaska Student Loan Corp. Rev., AMBAC, 5s, 2003                                 $  400     $    408,244
  Massachusetts Educational Financing Authority, Refunding "E",
    AMBAC, 4.5s, 2009                                                                100          102,835
  Pennsylvania High Education Standard Loan, Refunding Adjustment
    "B", FSA, 3.15s, 2017                                                            250          252,073
                                                                                             ------------
                                                                                             $    763,152
---------------------------------------------------------------------------------------------------------
Tax Assesment - 1.7%
  Birmingham Jefferson, AL, Refunding "A", FSA, 5.25s, 2005                       $  575     $    612,708
  Birmingham Jefferson, AL, Refunding "A", FSA, 5.25s, 2007                        1,250        1,367,225
  Lewisville, TX, 4.125s, 2031                                                       500          521,955
  Omaha, NE, Special Obligation, Riverfront Redevelopment Project
    "A", 4.125s, 2008                                                                285          299,504
  Washington, DC, Convention Center, AMBAC, 4.75s, 2005                              345          369,726
                                                                                             ------------
                                                                                             $  3,171,118
---------------------------------------------------------------------------------------------------------
Tax - Other - 1.8%
  Chicago, IL, FSA, 0s, 2006                                                      $1,000     $    888,120
  Chicago, IL, Motor Fuel Tax Rev., Refunding, AMBAC,
    6.125s, 2009                                                                     500          575,350
  Denver, CO, City & County Excise Tax, FSA, 5.25s, 2008                             250          278,672
  Florida State Board of Education, Lottery Rev., FGIC, 5.5s, 2011                   150          170,300
  State of Wisconsin, 6s, 2004                                                       500          534,175
  Virgin Islands Public Finance Authority, 5.5s, 2005                              1,000        1,071,050
                                                                                             ------------
                                                                                             $  3,517,667
---------------------------------------------------------------------------------------------------------
Tobacco - 0.2%
  District Columbia Tobacco Steel Note, Asset Backed Bonds, 5.2s,
    2008                                                                          $  450     $    463,140
---------------------------------------------------------------------------------------------------------
Toll Roads - 0.6%
  Orlando & Orange County, FL (Expressway Florida), FGIC,
    8.614s, 2004(++)                                                              $1,000     $  1,075,170
---------------------------------------------------------------------------------------------------------
Transportation -Special Tax - 2.5%
  Colorado Department Transport Rev., AMBAC, 6s, 2008                             $  235     $    270,071
  Du Page County, IL, Transport Rev., FSA, 5.5s, 2011                              1,000        1,122,930
  Kansas Department of Transportation, Highway Rev., 5.1s, 2003                      550          556,056
  New Mexico State Highway Commission, 5.5s, 2006                                    430          475,834
  New York Thruway Authority Highway & Board, "C", FGIC,
    5.5s, 2006                                                                     1,200        1,320,504
  Texas Turnpike Authority Central Turnpike Systems, Bond
    Anticipation Notes Second Tier, 5s, 2007                                       1,000        1,094,330
                                                                                             ------------
                                                                                             $  4,839,725
---------------------------------------------------------------------------------------------------------

Universities - Colleges - 4.1%
  Alabama Public School & College, "C", 4.5s, 2009                                $1,000     $  1,063,520
  Clemson University, SC, University Rev., AMBAC, 5.5s, 2007                         875          976,824
  District of Columbia Rev., Gonzaga College, 5s, 2012                               500          548,315
  Frederick County, MD, Educational Facilities Rev. (Mount St.
    Mary's College) "A", 4.8s, 2009                                                  190          197,828
  Massachusetts Health & Education (Massachusetts Institute of
    Technology), 5.25s, 2012                                                         375          426,244
  Northern Arizona University Rev., Refunding Systems, 4s, 2005                      500          524,175
  Southeast Missouri State University, MBIA, 5.625s, 2010                            250          284,947
  State of New Hampshire, Higher Education & Health (New Hampshire
    College), 5.65s, 2003                                                            180          180,715
  Texas A & M University Rev., Financing Systems, 2.5s, 2006                         750          751,260
  Texas Public Finance Authority Rev., Southern University
    Financing Systems, MBIA, 5s, 2007                                                500          550,260
  Texas University Systems Financing Rev., Refunding, FSA,
    5s, 2008                                                                         565          616,048
  University of Arizona University Rev., Refunding Systems, FSA,
    5s, 2006                                                                         570          620,228
  University of Arkansas University Rev., Athletic Facility
    Razorback Stadium Project, FSA, 3.55s, 2021                                      500          520,365
  University of Texas Permanent University Fund, Refunding,
    "A", 5s, 2009                                                                    580          638,098
                                                                                             ------------
                                                                                             $  7,898,827
---------------------------------------------------------------------------------------------------------
Universities - Dormatories - 0.7%
  New York Dormitory Authority Rev., "B", FGIC, 5.25s, 2029                       $1,000     $  1,108,670
  Private Colleges & Universities Georgia (Mercer Housing Corp.)
    "A", 6s, 2004                                                                     50           51,731
  Private Colleges & Universities Georgia (Mercer Housing Corp.)
    "A", 6s, 2005                                                                     70           73,914
                                                                                             ------------
                                                                                             $  1,234,315
---------------------------------------------------------------------------------------------------------
Universities - Secondary Schools - 0.1%
  New Hampshire Health & Education (Derryfield School),
    6.5s, 2010                                                                    $  180     $    197,359
---------------------------------------------------------------------------------------------------------
Utilities - Investor Owned - 2.3%
  Brazos River Authority Texas, Refunding (TXU Electric Company)
    "A", 4.95s, 2030                                                              $  200     $    190,228
  Clark County, WA, Public Utility District, Refunding, AMBAC,
    5.25s, 2008                                                                    1,380        1,516,509
  Corpus Christi, TX, Utility Systems Rev., Refunding &
    Improvement, FSA, 4s, 2007                                                       480          504,557
  Hillsborough County, FL, Pollution, Refunding Tampa Electric Co.,
    4s, 2025                                                                         500          502,810
  Illinois Development Finance Authority (Commonwealth Education
    Co.), AMBAC, 4.4s, 2006                                                          500          535,930
  Madison, WI, Industrial Development Rev., Refunding Gas &
    Electric Co., "B", 4.875s, 2027                                                  420          442,302
  Matagorda County, TX, Navigation District, 3.75s, 2030                             260          257,122
  New Hampshire Pollution Control Rev., 4.35s, 2027                                  500          500,000
                                                                                             ------------
                                                                                             $  4,449,458
---------------------------------------------------------------------------------------------------------
Utilities - Municipal Owned - 8.2%
  Alaska Municipal Bond Bank Authority Rev., AMBAC, 5.75s, 2006                   $  325     $    365,511
  American Public Energy Agency, "C", Nebraska Gas Supply Rev.,
    AMBAC, 4.2s, 2010                                                                395          410,523
  Carrollton & Henderson Kentucky Public Energy Authority, Kentucky
    Trust, "B", FSA, 4.2s, 2005                                                    1,000        1,044,870
  Chesapeake, VA, Industrial Development Authority, Pollution
    Control Virginia Project, 5.25s, 2008                                            250          253,243
  Clair County, IL, 5.625s, 2012                                                     500          563,990
  Clallam County, WA, Public Utility District, 5s, 2008                              400          434,840
  Delaware Municipal Electric Corp., AMBAC, 5s, 2008                                 500          547,475
  Harrison County, MS, Wastewater, Refunding Wastewater Treatment
    Facilities, "A", FGIC, 5.5s, 2011                                                400          448,996
  Illinois Development Finance Authority, Pollution Control Rev.
    (Illinois Power Co.), AMBAC, 7.375s, 2021                                        580          693,280
  Kissimmee, FL, Utility Authority Electric, Refunding, AMBAC,
    5s, 2011                                                                         500          553,090
  Lower Colorado River Authority Texas Rev., Refunding &
    Improvement "A", MBIA, 5s, 2011                                                  500          547,685
  Lower Colorado River Authority, TX, FSA, 5.5s, 2008                                600          670,914
  Massachusetts Development Finance Agency (Devens Electric
    Systems), 5.125s, 2011                                                           250          261,212
  Massachusetts Development Finance Agency, (Semass Systems) "B",
    5.625s, 2012                                                                     100          112,306
  Memphis, TN, 5.8s, 2003                                                            500          503,195
  Muscatine, IA, Electric Rev., Refunding "A", AMBAC, 5.5s, 2010                   1,000        1,122,980
  Nebraska Public Power District Rev., "B", AMBAC, 4s, 2007                          695          728,006
  Salt River Project, Arizona Agricultural Improvement, Refunding,
    "A", 5s, 2011                                                                    500          548,445
  San Antonio, TX, Electric & Gas Rev., Unrefunded Balance,
    5.8s, 2006                                                                       660          720,179
  Seattle, WA, Municipal Light & Power Rev., Improvement &
    Refunding, FSA, 5.25s, 2007                                                    1,000        1,097,790
  Snohomish County, WA, Public Utility, Refunding Generation
    Systems, "B", FSA, 5.25s, 2008                                                 1,000        1,115,140
  South Carolina Public Service Authority, FSA, 4.5s, 2008                           500          534,195
  Southern California Public Power Authority Project, Refunding
    "A", FSA, 5.375s, 2012                                                           595          671,029
  Tacoma, WA, Electric Systems Rev., Unrefunded Balance, AMBAC, 6s,
    2006                                                                           1,125        1,244,081
  Wilsonville, AL, Industrial Development Board, AMBAC, 5s, 2019                     500          521,380
                                                                                             ------------
                                                                                             $ 15,714,355
---------------------------------------------------------------------------------------------------------
Utilities - Other - 0.8%
  Edmond, OK, Public Works Authority, AMBAC, 4.5s, 2008                           $  500     $    537,295
  Missouri Environment Improvement, 3.9s, 2012                                     1,000        1,020,450
                                                                                             ------------
                                                                                             $  1,557,745
---------------------------------------------------------------------------------------------------------
Water and Sewer Utility Revenue - 6.9%
  Allentown, PA, Water Rev. Guaranteed, AMBAC, 5s, 2011                           $  925     $  1,021,366
  Columbus, IN, Waterworks Rev., Refunding, MBIA, 3.5s, 2005                         500          515,030
  Fort Bend County, TX, Industrial Development, Refunding (Frito
    Lay, Inc.), 3s, 2011                                                             575          583,642
  Fort Worth, TX, Water and Sewer Rev., 5.5s, 2004                                 1,000        1,047,410
  Helena, AL, Utilities Board Water & Sewer, MBIA, 3s, 2004                          180          182,781
  Kansas Development Finance Authority Rev., Water Pollution
    Control, 5s, 2008                                                                500          548,840
  King County, WA, Sewer Rev., Refunding, FGIC, 5.25s, 2012                          750          834,293
  Metropolitan Government of Nashville & Davidson County, Water &
    Sewer Rev., FGIC, 6.5s, 2010                                                   1,000        1,183,660
  Philadelphia, PA, FSA, 5.625s, 2008                                                595          671,719
  Philadelphia, PA, Water & Wastewater, Series 93, MBIA,
    5.5s, 2007                                                                     1,105        1,234,340
  Phoenix, AZ, Civic Improvement Corp., Refunding Junior Lien,
    FGIC, 4.5s, 2007                                                                 500          537,575
  Phoenix, AZ, Civic Improvement Corp., Refunding Junior Lien,
    FGIC, 5.25s, 2009                                                                255          284,164
  Seattle, WA, Water Systems Rev., 5s, 2008                                          475          520,101
  Sebring, FL, Water & Wastewater, Refunding, FGIC, 5.25s, 2013                      690          767,825
  Spartanburg, SC, Waterworks Rev., Refunding Junior Lien, FSA, 5s,
    2007                                                                             500          548,520
  Truckee Meadows, NV, Water Authority, "A", FSA, 5.5s, 2011                       1,000        1,133,350
  Utah Water Finance Agency Rev., "A", AMBAC, 5s, 2012                               500          549,805
  Western Carolina Regional Sewer, FSA, 5s, 2004                                     590          615,813
  White House Utility District, TN, FSA, 3.15s, 2003                                 150          150,338
  Wilsonville, OR, Water Systems Rev., AMBAC, 5s, 2010                               300          330,372
                                                                                             ------------
                                                                                             $ 13,260,944
---------------------------------------------------------------------------------------------------------
Utilities - Electric - 0.6%
  Cowlitz County, WA, Public Utility District, AMBAC, 5.25s, 2008                 $  500     $    555,370
  Tacoma, WA, Electric Systems Rev., FSA, 5.5s, 2011                                 500          563,335
                                                                                             ------------
                                                                                             $  1,118,705
---------------------------------------------------------------------------------------------------------
Total Municipal Bonds (Identified Cost, $172,569,310)                                        $177,484,906
---------------------------------------------------------------------------------------------------------

Warrants - 0.9%
---------------------------------------------------------------------------------------------------------
                                                                                  SHARES
---------------------------------------------------------------------------------------------------------
  Huntsville, AL, "D", expire 11/01/08                                               350         $385,252
  Saraland, AL, expire 01/01/09                                                      865          917,315
  Tuscaloosa, AL, expire 02/15/07                                                    465          506,547
---------------------------------------------------------------------------------------------------------
Total Warrants (Identified Cost, $1,760,264)                                                 $  1,809,114
---------------------------------------------------------------------------------------------------------
Floating Rate Demand Notes - 7.1%
---------------------------------------------------------------------------------------------------------
                                                                        PRINCIPAL AMOUNT
                                                                           (000 OMITTED)
---------------------------------------------------------------------------------------------------------
  Allegheny County, PA, Hospital Development Authority Rev. (Aces
    Presbyterian Hospital), due 11/07/02                                          $  600     $    600,000
  Burke County, GA, Development Authority, Pollution Control Rev.,
    due 11/01/02                                                                     100          100,000
  Commonwealth of Massachusetts, "A", Central Artery,
    due 11/01/02                                                                     100          100,000
  East Baton Rouge Parish, LA, Pollution Control Rev. (Exxon
    Corp.), due 11/01/02                                                           2,400        2,400,000
  Harris County, TX, Industrial Development Corp., Pollution
    Control Rev. (Exxon Corp.), due 11/01/02                                         200          200,000
  Illinois Educational Facilities Authority Rev. (University
    Chicago Hospital), due 11/01/02                                                  200          200,000
  Jackson County, MS, Pollution Control Rev. (Chevron USA, Inc.),
    due 11/01/02                                                                     100          100,000
  Massachusetts Water Resources Authority, due 11/06/02                              300          300,000
  Missouri Development Finance Board Cultural, (Nelson Gallery)
    "B", due 11/01/02                                                                500          500,000
  New Castle, PA, Area Hospital Authority (Jameson Memorial
    Hospital), due 11/06/02                                                        1,500        1,500,000
  Putnam County, GA, Development Authority (Georgia Power Co.), due
    11/01/02                                                                       3,200        3,200,000
  Sevier County, TN, Public Building Authority, due 11/07/02                       4,505        4,505,000
---------------------------------------------------------------------------------------------------------
Total Floating Rate Demand Notes (at Identified Cost)                                        $ 13,705,000
---------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $188,034,574)                                            $192,999,020
Other Assets, Less Liabilities - (0.4)%                                                          (742,053)
---------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                          $192,256,967
---------------------------------------------------------------------------------------------------------
 (++) Inverse floating rate security.
(+++) Refunded bond.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
OCTOBER 31, 2002
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $188,034,574)      $192,999,020
  Cash                                                             47,278
  Receivable for investments sold                               2,647,037
  Receivable for fund shares sold                               2,124,924
  Interest receivable                                           2,297,222
  Receivable from investment adviser                               54,641
  Other assets                                                        383
                                                             ------------
      Total assets                                           $200,170,505
                                                             ------------
Liabilities:
  Distributions payable                                      $    419,048
  Payable for investments purchased                             7,200,861
  Payable for fund shares reacquired                              216,314
  Payable to affiliates -
    Management fee                                                  1,565
    Distribution and service fee                                    4,437
    Accrued expenses and other liabilities                         71,313
                                                             ------------
      Total liabilities                                      $  7,913,538
                                                             ------------
Net assets                                                   $192,256,967
                                                             ============
Net assets consist of:
  Paid-in capital                                            $189,194,036
  Unrealized appreciation on investments                        4,964,446
  Accumulated net realized loss on investments                 (1,624,300)
  Accumulated distributions in excess of net
   investment income                                             (277,215)
                                                             ------------
      Total                                                  $192,256,967
                                                             ============
Shares of beneficial interest outstanding                     24,528,208
                                                              ==========

Class A shares:
  Net asset value per share
    (net assets of $131,087,007 / 16,720,539 shares of
     beneficial interest outstanding)                           $7.84
                                                                =====
  Offering price per share (100 / 97.5 of net asset value
     per share)                                                 $8.04
                                                                =====
Class B shares:
  Net asset value and offering price per share
    (net assets of $27,169,927 / 3,470,890 shares of
     beneficial interest outstanding)                           $7.83
                                                                =====
Class C shares:
  Net asset value and offering price per share
    (net assets of $34,000,033 / 4,336,779 shares of
     beneficial interest outstanding)                           $7.84
                                                                =====

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
-------------------------------------------------------------------------------
SIX MONTHS ENDED OCTOBER 31, 2002
-------------------------------------------------------------------------------

Net investment income (loss):
  Interest income                                                  $2,873,945
                                                                   ----------
  Expenses -
    Management fee                                                 $  305,119
    Trustees" compensation                                              7,770
    Shareholder servicing agent fee                                    76,339
    Distribution and service fee (Class A)                             80,252
    Distribution and service fee (Class B)                             92,545
    Distribution and service fee (Class C)                            127,962
    Administrative fee                                                  4,667
    Custodian fee                                                      28,276
    Printing                                                           20,826
    Postage                                                             2,116
    Auditing fees                                                      16,200
    Legal fees                                                            500
    Registration fees                                                  60,394
    Miscellaneous                                                      32,016
                                                                   ----------
      Total expenses                                               $  854,982
    Fees paid indirectly                                               (1,209)
    Reduction of expenses by investment adviser                       (76,136)
                                                                   ----------
      Net expenses                                                 $  777,637
                                                                   ----------
        Net investment income                                      $2,096,308
                                                                   ----------
Realized and unrealized gain (loss) on investments:
  Realized loss on investment transactions
    (identified cost basis) -                                      $ (100,430)
  Change in unrealized appreciation on investments                  2,575,174
                                                                   ----------
      Net realized and unrealized gain on investments              $2,474,744
                                                                   ----------
        Increase in net assets from operations                     $4,571,052
                                                                   ==========

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------
                                                        SIX MONTHS ENDED                 YEAR ENDED
                                                        OCTOBER 31, 2002             APRIL 30, 2002
                                                             (UNAUDITED)
---------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
Net investment income                                      $   2,096,308              $   2,750,284
Net realized loss on investments                                (100,430)                   (55,704)
Net unrealized gain on investments                             2,575,174                  1,209,031
                                                           -------------              -------------
Increase in net assets from operations                     $   4,571,052              $   3,903,611
                                                           -------------              -------------
Distributions declared to shareholders -
From net investment income (Class A)                       $  (1,659,505)             $  (2,201,522)
From net investment income (Class B)                            (234,276)                  (273,697)
From net investment income (Class C)                            (286,927)                  (275,065)
In excess of net investment income (Class A)                        --                     (139,836)
In excess of net investment income (Class B)                        --                      (17,385)
In excess of net investment income (Class C)                        --                      (17,471)
                                                           -------------              -------------
Total distributions declared to shareholders               $  (2,180,708)             $  (2,924,976)
                                                           -------------              -------------
Net increase in net assets from fund share transactions    $  68,152,877              $  60,461,340
                                                           -------------              -------------
Total increase in net assets                               $  70,543,221              $  61,439,975
Net assets:
At beginning of period                                       121,713,746                 60,273,771
                                                           -------------              -------------

At end of period (including accumulated distributions in
excess of net investment income of $277,215 and $192,815
respectively)                                              $ 192,256,967              $ 121,713,746
                                                           =============              =============

See notes to financial statements.

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                 SIX MONTHS ENDED         --------------------------------------------------------------------
                                 OCTOBER 31, 2002             2002             2001           2000          1999          1998
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS A
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $ 7.69           $ 7.57           $ 7.35         $ 7.62        $ 7.57        $ 7.50
                                           ------           ------           ------         ------        ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)                 $ 0.12           $ 0.26           $ 0.31         $ 0.30        $ 0.29        $ 0.30
  Net realized and unrealized gain
    (loss) on investments                    0.15             0.14             0.22          (0.27)         0.06          0.07
                                           ------           ------           ------         ------        ------        ------
      Total from investment operations     $ 0.27           $ 0.40           $ 0.53         $ 0.03        $ 0.35        $ 0.37
                                           ------           ------           ------         ------        ------        ------
Less distributions declared to shareholders -
  From net investment income               $(0.12)          $(0.26)          $(0.31)        $(0.30)       $(0.30)       $(0.30)
  In excess of net investment income         --              (0.02)           (0.00)+++       --            --            --
                                           ------           ------           ------         ------        ------        ------
    Total distributions declared to
      shareholders                         $(0.12)          $(0.28)          $(0.31)        $(0.30)       $(0.30)       $(0.30)
                                           ------           ------           ------         ------        ------        ------
Net asset value - end of period            $ 7.84           $ 7.69           $ 7.57         $ 7.35        $ 7.62        $ 7.57
                                           ======           ======           ======         ======        ======        ======
Total return(+)                              3.56%++          5.41%            7.39%          0.38%         4.65%         5.02%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               0.77%+           0.85%            0.88%          0.88%         0.88%         0.87%
    Net investment income(S)(S)              2.93%+           3.45%            4.14%          3.99%         3.84%         3.97%
Portfolio turnover                              8%              15%              27%            60%           31%           51%
Net assets at end of period
  (000 Omitted)                          $131,087          $87,222          $48,057        $42,277       $45,840       $37,595

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. In addition, for periods prior to
    May 1, 2002, subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent the waiver had not been in place and actual expenses were over this limitation the investment income per share and the ratios would have been:
      Net investment income                $ 0.11           $ 0.25           $ 0.31         $ 0.30        $ 0.28        $ 0.30
      Ratios (to average net assets):
        Expenses##                           0.87%+           1.00%            0.96%          0.91%         0.99%         1.01%
        Net investment income                2.83%+           3.30%            4.06%          3.96%         3.71%         3.85%
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect the change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                 YEAR ENDED APRIL 30,
                                SIX MONTHS ENDED         ---------------------------------------------------------------------
                                OCTOBER 31, 2002             2002             2001            2000          1999          1998
                                     (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                         CLASS B
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period     $ 7.68           $ 7.56           $ 7.34          $ 7.61        $ 7.56        $ 7.49
                                          ------           ------           ------          ------        ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)                $ 0.09           $ 0.20           $ 0.25          $ 0.24        $ 0.23        $ 0.24
  Net realized and unrealized gain
    (loss) on investments                   0.15             0.15             0.22           (0.27)         0.06          0.07
                                          ------           ------           ------          ------        ------        ------
      Total from investment
        operations                        $ 0.24           $ 0.35           $ 0.47          $(0.03)       $ 0.29        $ 0.31
                                          ------           ------           ------          ------        ------        ------
Less distributions declared to
  shareholders -
  From net investment income              $(0.09)          $(0.20)          $(0.25)         $(0.24)       $(0.24)       $(0.24)
  In excess of net investment income        --              (0.03)           (0.00)+++        --            --            --
                                          ------           ------           ------          ------        ------        ------
    Total distributions declared to
      shareholders                        $(0.09)          $(0.23)          $(0.25)         $(0.24)       $(0.24)       $(0.24)
                                          ------           ------           ------          ------        ------        ------
Net asset value - end of period           $ 7.83           $ 7.68           $ 7.56          $ 7.34        $ 7.61        $ 7.56
                                          ======           ======           ======          ======        ======        ======
Total return                                3.17%++          4.65%            6.55%          (0.43)%        3.85%         4.22%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                              1.54%+           1.59%            1.68%           1.69%         1.66%         1.64%
    Net investment income(S)(S)             2.14%+           2.70%            3.35%           3.18%         3.06%         3.20%
Portfolio turnover                             8%              15%              27%             60%           31%           51%
Net assets at end of period
  (000 Omitted)                          $27,170          $15,104           $7,397          $6,781        $9,149        $7,618

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. In addition, for periods prior to
    May 1, 2002, subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent the waiver had not been in place and actual expenses were over this limitation the investment income per share and the ratios would have been:

      Net investment income               $ 0.08           $ 0.19           $ 0.25          $ 0.24        $ 0.22        $ 0.24
      Ratios (to average net assets):
        Expenses##                          1.64%+           1.74%            1.76%           1.72%         1.77%         1.78%
        Net investment income               2.04%+           2.55%            3.27%           3.15%         2.93%         3.08%
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect the change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED APRIL 30,
                                 SIX MONTHS ENDED         --------------------------------------------------------------------
                                 OCTOBER 31, 2002             2002             2001           2000          1999          1998
                                      (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
                                          CLASS C
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period      $ 7.69           $ 7.58           $ 7.35         $ 7.63        $ 7.57        $ 7.50
                                           ------           ------           ------         ------        ------        ------
Income from investment operations#(S)(S) -
  Net investment income(S)                 $ 0.08           $ 0.19           $ 0.24         $ 0.23        $ 0.23        $ 0.23
  Net realized and unrealized gain
    (loss) on investments                    0.16             0.14             0.24          (0.28)         0.06          0.08
                                           ------           ------           ------         ------        ------        ------
      Total from investment
        operations                         $ 0.24           $ 0.33           $ 0.48         $(0.05)       $ 0.29        $ 0.31
                                           ------           ------           ------         ------        ------        ------
Less distributions declared to shareholders -
  From net investment income               $(0.09)          $(0.19)          $(0.25)        $(0.23)       $(0.23)       $(0.24)
  In excess of net investment income          --             (0.03)           (0.00)+++        --            --            --
                                           ------           ------           ------         ------        ------        ------
    Total distributions declared to
      shareholders                         $(0.09)          $(0.22)          $(0.25)        $(0.23)       $(0.23)       $(0.24)
                                           ------           ------           ------         ------        ------        ------
Net asset value - end of period            $ 7.84           $ 7.69           $ 7.58         $ 7.35        $ 7.63        $ 7.57
                                           ======           ======           ======         ======        ======        ======
Total return                                 3.12%++          4.38%            6.62%         (0.48)%        3.77%         4.13%
Ratios (to average net assets)/
  Supplemental data(S):
    Expenses##                               1.62%+           1.70%            1.73%          1.73%         1.73%         1.72%
    Net investment income(S)(S)              2.07%+           2.52%            3.28%          3.14%         2.98%         3.11%
Portfolio turnover                              8%              15%              27%            60%           31%           51%
Net assets at end of period
  (000 Omitted)                           $34,000          $19,388           $4,820         $2,968        $4,282        $3,250

(S) The investment adviser voluntarily waived a portion of its fee for the periods indicated. In addition, for periods prior to
    May 1, 2002, subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management and distribution and service fees. In consideration, the fund paid the investment adviser a reimbursement fee not greater than 0.40% of average daily net assets. To the extent the waiver had not been in place and actual expenses were over this limitation the investment income per share and the ratios would have been:

      Net investment income                $ 0.08           $ 0.18           $ 0.24          $ 0.23       $ 0.22        $ 0.23
      Ratios (to average net assets):
        Expenses##                           1.72%+           1.85%            1.81%           1.76%        1.84%         1.86%
        Net investment income                1.97%+           2.37%            3.20%           3.11%        2.85%         2.99%
(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began accreting market discount on debt securities. The effect of this change for the year ended
       April 30, 2002 was to increase net investment income per share and decrease net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets increased by 0.01%. Per share ratios and supplemental data for periods prior to May 1, 2001 have not been restated to reflect the change in presentation.
     + Annualized.
    ++ Not annualized.
   +++ Per share amount was less than $0.01.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Municipal Limited Maturity Fund is a diversified series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All premium and original issue discount is amortized or accreted for tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net tax-exempt and taxable net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions paid by the fund from net interest received on tax-exempt municipal bonds are not includable by shareholders as gross income for federal income tax purposes because the fund intends to meet certain requirements of the Code applicable to regulated investment companies, which will enable the fund to pay exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax-preference item to shareholders.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for capital losses, and amortization and accretion on debt securities.

The tax character of distributions paid for the years ended April 30, 2002, and April 30, 2001, was as follows:

                                              APRIL 30, 2002   APRIL 30, 2001
--------------------------------------------------------------------------------
Distributions declared from:
    Tax-exempt income                           $2,924,976       $2,205,101

As of April 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

    Undistributed tax-exempt income                           $   126,628
    Capital loss carryforward                                  (1,464,261)
    Unrealized gain                                             2,389,179
    Other temporary differences                                  (378,959)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

    EXPIRATION DATE
    ----------------------------------------------------------------------
    April 30, 2003                                            $  (489,025)
    April 30, 2004                                                (32,070)
    April 30, 2005                                                (42,827)
    April 30, 2006                                                  --
    April 30, 2007                                                  --
    April 30, 2008                                               (383,520)
    April 30, 2009                                               (516,819)
                                                              -----------
      Total                                                   $(1,464,261)
                                                              ===========

Multiple Classes of Shares of Beneficial Interest - The fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund's average daily net assets. The investment adviser has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended October 31, 2002 were 0.30% of average daily net assets on an annualized basis.

The fund pays the compensation of the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). On January 1, 2002, the Trustees terminated the Independent Trustee unfunded defined benefit plan for active Trustees. Included in Trustees" compensation is a pension expense of $147 for inactive trustees for the six months ended October 31, 2002. Also included in Trustees compensation is a one time plan settlement expense of $6,077.

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

          First $2 billion                                   0.0175%
          Next $2.5 billion                                  0.0130%
          Next $2.5 billion                                  0.0005%
          In excess of $7 billion                            0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $11,866 for the six months ended October 31, 2002, as its portion of the sales charge on sales of Class A shares of the fund.

The Trustees have adopted a distribution plan for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The fund's distribution plan provides that the fund will pay MFD an annual percentage of its average daily net assets attributable to certain share classes in order that MFD may pay expenses on behalf of the fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD based on the average daily net assets of accounts attributable to such dealers. These fees are calculated based on each class" average daily net assets. The maximum distribution and service fees for each class of shares are as follows:

                                          CLASS A        CLASS B       CLASS C
------------------------------------------------------------------------------
Distribution Fee                            0.10%          0.75%         0.75%
Service Fee                                 0.25%          0.25%         0.25%
                                            -----          -----         -----
Total Distribution Plan                     0.35%          1.00%         1.00%

MFD retains the service fee for accounts not attributable to a securities dealer, which for the six months ended October 31, 2002, amounted to:

                                          CLASS A        CLASS B       CLASS C
------------------------------------------------------------------------------
Service Fee Retained by MFD                    $0            $12           $45

Payment of the 0.10% per annum Class A distribution fee will be implemented on such date as the Trustees of the fund may determine. A portion of the Class A service fee is currently being paid by the fund. Payment of the remaining portion of the Class A service fee will become payable on such date as the Trustees of the fund may determine. Except in the case of the 0.25% per annum Class B service fee paid by the fund upon the sale of Class B shares in the first year, the Class B service fee is currently 0.15% per annum and may be increased by the maximum of 0.25% per annum on such date as the Trustees of the fund may determine.

Fees incurred under the distribution plan during the six months ended October 31, 2002, were as follows:

                                          CLASS A       CLASS B        CLASS C
------------------------------------------------------------------------------
Total Distribution Plan                     0.15%         0.92%          1.00%

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended October 31, 2002, were as follows:

                                          CLASS A       CLASS B        CLASS C
------------------------------------------------------------------------------
Contingent Deferred Sales Charges Imposed      $0        $6,416           $121

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $75,136,839 and $11,754,493, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                 $188,034,828
                                                               ------------
Gross unrealized appreciation                                     5,156,195
Gross unrealized depreciation                                  $   (192,003)
                                                               ------------
    Net unrealized appreciation                                $  4,964,192
                                                               ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                             SIX MONTHS ENDED OCTOBER 31, 2002         YEAR ENDED APRIL 30, 2002
                             ---------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares issued to shareholders in
reinvestment of distributions         153,005        1,193,691          206,135        1,581,031
Shares reacquired                  (2,332,230)     (18,198,614)      (2,655,243)     (20,364,699)
                                -------------    -------------    -------------    -------------
Net increase                        5,383,723    $  42,196,323        4,992,311    $  38,419,340
                                =============    =============    =============    =============

Class B shares
                             SIX MONTHS ENDED OCTOBER 31, 2002         YEAR ENDED APRIL 30, 2002
                             ---------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                         1,769,158    $  13,810,714        1,403,415    $  10,749,779
Shares issued to shareholders in
reinvestment of distributions          11,752           91,614           13,866          106,164
Shares reacquired                    (276,190)      (2,151,353)        (429,073)      (3,286,063)
                                -------------    -------------    -------------    -------------
Net increase                        1,504,720    $  11,750,975          988,208    $   7,569,880
                                =============    =============    =============    =============

Class C shares
                             SIX MONTHS ENDED OCTOBER 31, 2002         YEAR ENDED APRIL 30, 2002
                             ---------------------------------    ------------------------------
                                       SHARES           AMOUNT           SHARES           AMOUNT
------------------------------------------------------------------------------------------------
Shares sold                         2,346,628    $  18,335,282        2,156,064    $  16,560,489
Shares issued to shareholders in
reinvestment of distributions          17,210          134,321           20,114          154,337
Shares reacquired                    (546,844)      (4,264,024)        (292,657)      (2,242,706)
                                -------------    -------------    -------------    -------------
Net increase                        1,816,994    $  14,205,579        1,883,521    $  14,472,120
                                =============    =============    =============    =============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended October 31, 2002, was $629. The fund had no borrowings during the period.

MFS(R) MUNICIPAL LIMITED MATURITY FUND

The following tables present certain information regarding the Trustees and officers of MFS Series Trust IX, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years" duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              ABBY M. O'NEILL (born 04/27/28) Trustee
Chairman                                                 Private investor; Rockefeller Financial Services,
Massachusetts Financial Services Company, Chairman       Inc. (investment advisers), Chairman and Chief
                                                         Executive Officer
JOHN W. BALLEN* (born 09/12/59) Trustee and
President                                                LAWRENCE T. PERERA (born 06/23/35) Trustee
Massachusetts Financial Services Company, Chief          Hemenway & Barnes (attorneys), Partner
Executive Officer and Director
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
KEVIN J. PARKE* (born 12/14/59) Trustee                  Private investor; Harvard University Graduate
Massachusetts Financial Services Company, Chief          School of Business Administration, Class of 1961,
Investment Officer, President and Director               Adjunct Professor in Entrepreneurship Emeritus;
                                                         CBL & Associates Properties, Inc. (real estate
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           investment trust), Director
Brigham and Women's Hospital, Chief of Cardiac
Surgery; Harvard Medical School, Professor of            J. DALE SHERRATT (born 09/23/38) Trustee
Surgery                                                  Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
THE HON. SIR J. DAVID GIBBONS, KBE (born 06/15/27)       (investor in health care companies), Managing
Trustee                                                  General Partner (since 1993); Cambridge
Edmund Gibbons Limited (diversified holding              Nutraceuticals (professional nutritional
company), Chief Executive Officer; Colonial              products), Chief Executive Officer (until May
Insurance Company Ltd., Director and Chairman;           2001); Paragon Trade Brands, Inc. (disposable
Bank of Butterfield, Chairman (until 1997)               consumer products), Director

WILLIAM R. GUTOW (born 09/27/41) Trustee                 ELAINE R. SMITH (born 04/25/46) Trustee
Private investor and real estate consultant;             Independent health care industry consultant
Capitol Entertainment Management Company (video
franchise), Vice Chairman                                WARD SMITH (born 09/13/30) Trustee
                                                         Private investor; Sundstrand Corporation
J. ATWOOD IVES (born 05/01/36) Trustee                   (manufacturer of highly engineered products for
Private investor; KeySpan Corporation (energy            industrial and aerospace applications), Director
related services), Director; Eastern Enterprises         (until June 1999)
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 9/12/59) Trustee and                July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63)
Assistant Treasurer
Massachusetts Financial Services
Company, Vice President (since August
2000);
UAM Fund Services, Senior Vice
President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Gibbons, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 117 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGER                                        individuals, call toll free: 1-800-637-6576 any
Michael L. Dawson+                                       business day from 9 a.m. to 5 p.m. Eastern time.
Geoffrey L. Schechter+                                   (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf).
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
The Chase Manhattan Bank                                 touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
INVESTOR INFORMATION
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).

+ MFS Investment Management

MFS(R) MUNICIPAL                                             -------------
LIMITED MATURITY FUND                                          PRSRT STD
                                                             U.S. POSTAGE
[logo] M F S(R)                                                  PAID
INVESTMENT MANAGEMENT                                             MFS
                                                             -------------
500 Boylston Street
Boston, MA 02116-3741

(C)2002 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                                             MML-3  12/02   13M